Exhibit 10.23

EXECUTION COPY

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§200.80(b)(4) and 240.24B-2

AMENDMENT NUMBER SEVEN TO THE

GOOGLE TOOLBARTM AND GOOGLE DESKBARTM PROMOTION AND DISTRIBUTION AGREEMENT

This Amendment Number Seven (“Amendment Seven”) to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement entered into by and between DivX, Inc. (formerly, DivXNetworks, Inc.) and Google Inc. with an effective date of May 18, 2004 (“Agreement”) as amended by (a) Amendment Number One with an effective date of August 11, 2004 (“Amendment One”), (b) Amendment Number Two with an effective date of October 29, 2004 (“Amendment Two”), (c) Amendment Number Three with an effective date of January 11, 2005 (“Amendment Three”), (d) Amendment Number Four with an effective date of December 28, 2005 (“Amendment Four”), (e) Amendment Number Five with an effective date of January 1, 2006 (“Amendment Five”), and (f) Amendment Number Six with an effective date of December 1, 2006 (“Amendment Six”) is entered into as of May 1, 2007 (the “Amendment Seven Effective Date”) by and between DivX, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 (“Distributor”), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”). For purposes of this Amendment Seven, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement (as defined below).

WHEREAS, Distributor and Google are parties to the Agreement, as amended by Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five and Amendment Six (the Agreement as amended, the “Amended Agreement”); and

WHEREAS, Distributor and Google desire to amend the Amended Agreement with respect to the Distributor’s distribution of Products on or after the Amendment Seven Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Amended Agreement as follows.

1.	DEFINITIONS. With respect to distributions or installations occurring on or after May 1, 2007, Section 1.1 of the Amended Agreement is replaced in its entirety with the following:

1.1	“Bundle” means the Products bundled solely with a Distributor App; provided that, for the purposes of Sections 3.4 and 4.2 of the Amended Agreement, until [ *** ], “Bundle” shall have the same meaning as Prior Bundle (as defined at Section 3.1 of Amendment Five). [ *** ]

2.	EXHIBIT A. With respect to distributions or installations occurring on or after May 1, 2007, Section 1.15 of Exhibit A of the Amended Agreement is replaced by the new Section 1.15 set forth in Attachment 1 to this Amendment Seven.

3.	GENERAL. Except as modified by this Amendment Seven, the Amended Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Seven to be executed by their duly authorized representatives.

DivX, Inc.		Google Inc.

By:	/s/ Kevin Hell	By:	/s/ Jeff Shardell
Name:	Kevin Hell	Name:	Jeff Shardell
Title:	President	Title:	Director, Websearch and Syndication Google Inc.
Date:	June 7, 2007	Date:	Jul 26, 2007

***Confidential Treatment Requested

ATTACHMENT 1 TO AMENDMENT 7

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